UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 19, 2010
AMERICAN CAMPUS COMMUNITIES, INC.
(Exact name of Registrant as specified in its Charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-32265 (Commission file number)	760753089 (I.R.S. Employer Identification Number)
805 Las Cimas Parkway Suite 400
Austin, TX 78746
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (512) 732-1000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.1
EX-1.2
EX-1.3
EX-5
EX-99.1

Item 1.01	Entry into a Material Definitive Agreement.
     On May 19, 2010, American Campus Communities Inc., a Maryland corporation (the “Company”), announced that it had created an at-the-market equity program under which it may sell its common stock with an aggregate offering price of up to $150 million (the “Shares”) from time to time through Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc. and KeyBanc Capital Markets Inc., as sales agents and/or principals (collectively, the “Agents”).
     The offering will occur pursuant to three separate Equity Distribution Agreements (collectively, the “Agreements”) between the Company, American Campus Communities Operating Partnership LP and American Campus Communities Holdings LLC, on the one hand, and each of the Agents, on the other hand. Under the Agreements, each of the Agents will be entitled to a commission that will not exceed, but may be lower than, 2% of the gross offering proceeds of any Shares sold through it.
     Sales of the Shares, if any, under the Agreements may be made in transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions, including on the New York Stock Exchange, at market prices or as otherwise agreed with the Agents. The Company has no obligation to sell any of the Shares, and may at any time suspend offers under the Agreements or terminate the Agreements.
     The Shares will be issued pursuant to a prospectus supplement dated May 19, 2010 (the “Prospectus Supplement”) to the prospectus included in the Company’s automatic shelf registration statement on Form S-3 (File No. 333-157979) dated March 16, 2009. This Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration of qualification under the securities laws of any such state.
     The Agreements are filed as Exhibits 1.1, 1.2 and 1.3 to this Report. The description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreements filed herewith as exhibits to this Report.

Item 8.01	Other Events.
     On May 19, 2010, the Company issued a press release relating to the execution of the Agreements and filing of the Prospectus Supplement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Title

1.1	Form of Equity Distribution Agreement, dated May 19, 2010, between American Campus Communities, Inc., American Campus Communities Operating Partnership LP and American Campus Communities Holdings LLC, on one hand, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on the other hand.

1.2	Form of Equity Distribution Agreement, dated May 19, 2010, between American Campus Communities, Inc., American Campus Communities Operating Partnership LP and American Campus Communities Holdings LLC, on one hand, and J.P. Morgan Securities Inc., on the other hand.

1.3	Form of Equity Distribution Agreement, dated May 19, 2010, between American Campus Communities, Inc., American Campus Communities Operating Partnership LP and American Campus Communities Holdings LLC, on one hand, and KeyBanc Capital Markets Inc., on the other hand.

5	Opinion of Locke Lord Bissell & Liddell LLP

23.1	Consent of Locke Lord Bissell & Liddell LLP (included in Exhibit 5 hereto)

99.1	Press release, dated May 19, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2010	AMERICAN CAMPUS COMMUNITIES, INC.
	By:	/s/ Jonathan A. Graf
Jonathan A. Graf
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit
Number	Title

1.1	Form of Equity Distribution Agreement, dated May 19, 2010, between American Campus Communities, Inc., American Campus Communities Operating Partnership LP and American Campus Communities Holdings LLC, on one hand, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on the other hand.

1.2	Form of Equity Distribution Agreement, dated May 19, 2010, between American Campus Communities, Inc., American Campus Communities Operating Partnership LP and American Campus Communities Holdings LLC, on one hand, and J.P. Morgan Securities Inc., on the other hand.

1.3	Form of Equity Distribution Agreement, dated May 19, 2010, between American Campus Communities, Inc., American Campus Communities Operating Partnership LP and American Campus Communities Holdings LLC, on one hand, and KeyBanc Capital Markets Inc., on the other hand.

5	Opinion of Locke Lord Bissell & Liddell LLP

23.1	Consent of Locke Lord Bissell & Liddell LLP (included in Exhibit 5 hereto)

99.1	Press release, dated May 19, 2010